                             MEDI-JECT CORPORATION

                     1996 INCENTIVE AND STOCK OPTION PLAN


SECTION 1.  PURPOSE.

     The purpose of this 1996 Incentive and Stock Option Plan (the "Plan") is to promote the interests of Medi-Ject Corporation (the "Company") and its shareholders by aiding the Company in attracting and retaining employees and directors capable of contributing to the growth and success of, and providing strategic direction to, the Company, and by offering such employees and directors an opportunity to acquire a proprietary interest in the Company, thereby providing them with incentives to put forth maximum efforts for the success of the Company's business and aligning the interests of such employees and directors with those of the Company's shareholders.

SECTION 2.  DEFINITIONS.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Board of Directors.

     (b)  "Award" shall mean any Option granted under the Plan.

     (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (e) "Committee" shall mean a committee of the Board of Directors of the Company to whom the powers and duties of such Board of Directors under the Plan may be delegated pursuant to Section 3(b) hereof, which shall consist of members appointed from time to time by the Board of Directors and shall be composed solely of two or more directors, each of whom is an "outside director" within the meaning of Section 162(m) of the Code to the extent required by such Section.

     (f) "Company" shall mean Medi-Ject Corporation, a Minnesota corporation, and any successor corporation.

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     (g)  "Eligible Person" shall mean any employee, officer, director, consultant or independent contractor providing services to the Company or any Affiliate.

     (h) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

     (i) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as the Board of Directors shall establish in good faith from time to time. Where there is a public market for the Shares, the fair market value per Share on a given date shall be the closing price of a Share in the over-the-counter market on such date, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by The Nasdaq Stock Market ("Nasdaq")) or, in the event the Shares are traded on the Nasdaq National Market ("NMS") or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on such date, as reported in The Wall Street Journal; if such market or exchange is not open for trading on such date, the Fair Market Value shall be determined as of the day closest to such date when such market or exchange is open for trading.

     (j) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     (k)  "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

     (l) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

     (m) "Participant" shall mean an Eligible Person whom the Board of Directors designates to receive an Award under the Plan.

     (n) "Person" shall mean any individual, corporation, partnership, association or trust.

     (o) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

     (p) "Shares" shall mean shares of Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

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SECTION 3.  ADMINISTRATION.

     (a) Administration by the Board of Directors. The Plan shall be administered by the Board of Directors of the Company, with or without the advice of a committee. Subject to the express provisions of the Plan and to applicable law, the Board of Directors shall have full power and authority to:
(i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Board of Directors deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Board of Directors, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

     (b) Delegation to Committee. Notwithstanding anything to the contrary contained herein, the Board of Directors may, at any time and from time to time, delegate its powers and duties hereunder to a Committee solely for purposes of complying with Section 162(m) of the Code.

     (c) References to Board of Directors. Unless stated to the contrary, as used herein, references to the Board of Directors shall mean the Committee to whom the Board of Directors has delegated its powers and duties in the event such powers and duties have been so delegated.

SECTION 4.  SHARES AVAILABLE FOR AWARDS.

     (a) Shares Available. Subject to adjustment as provided in Section 4(c), the aggregate number of Shares which may be issued under all Awards under the Plan shall be 500,000. Shares to be issued under the Plan shall be authorized but previously unissued Shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

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     (b)  Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to purchase Shares, the number of Shares covered by such Award shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

     (c) Adjustments. In the event that the Board of Directors shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board of Directors to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board of Directors shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

SECTION 5.  ELIGIBILITY.

     Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Board of Directors may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Board of Directors, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

SECTION 6.  AWARDS.

     (a) Options. The Board of Directors is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Board of Directors shall determine:

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          (i) Exercise Price. The purchase price per Share purchasable under an
     Option shall be determined by the Board of Directors; provided, however, that the purchase price per Share purchasable under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

          (ii) Option Term. The term of each Option shall be fixed by the Board of Directors; provided, however, that the term of an Incentive Stock Option may not extend more than ten years from the date of grant of such Incentive Stock Option.

          (iii) Time and Method of Exercise. The Board of Directors shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, previously owned Shares, Shares issuable upon exercise of the Award or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

          (iv) Certain Options to be Treated as Non-Qualified Stock Options. If the aggregate Fair Market Value of all Shares subject to Incentive Stock Options granted to a Participant under all plans of the Company and its parent and subsidiary corporations (as described in Section 422(d) of the Code) that are exercisable for the first time during any calendar year exceeds $100,000 at the time an Option is granted to such Participant, then such Option shall be treated as an Option that does not qualify as an Incentive Stock Option.

          (v) Ten Percent Shareholder Rule. Notwithstanding any other provision in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan to a Participant who owns, directly or indirectly (within the meaning of Section 424(d) of the Code), Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any subsidiary, then any Incentive Stock Option to be granted to such Participant pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the exercise price of such Option shall be not less than 110% of the Fair Market Value of the Shares covered, and such Option by its terms shall not be exercisable after the expiration of five years from the date such Option is granted.

          (vi) Option Limitations Under the Plan. No Eligible Person who is an employee of the Company at the time of grant may be granted any Option, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Option, covering more than 500,000 Shares in the aggregate in any calendar year. The foregoing annual limitation specifically

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

     includes the grant of any Option representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code to the extent required by such Section.

     (b)  General.

          (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

          (ii) Grant of Additional Awards. An Eligible Person who has been granted an Award under this Plan may be granted additional Awards under the Plan if the Board of Directors shall so determine.

          (iii) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (iv) Term of Awards. The term of each Award shall be for such period as may be determined by the Board of Directors and the Board of Directors shall be under no duty to provide terms of like duration for Awards granted under the Plan.

          (v) Restrictions; Securities Exchange Listing. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board of Directors may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Board of Directors may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are quoted on Nasdaq, traded on NMS or listed on a stock exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for quotation or trading on NMS or such stock exchange.

SECTION 7.  INCOME TAX WITHHOLDING.

     In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, all of which are and shall remain the sole and absolute responsibility of a Participant, are

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

withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise of an Award, the Board of Directors, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise of such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise of such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

SECTION 8.  GENERAL PROVISIONS.

     (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

     (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

     (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee or director of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment or directorship at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment or directorship free from any liability or any claim under the Plan, except as otherwise expressly provided in the Plan or in any Award Agreement.

     (e) Governing Law. The validity, construction and effect of the Plan or of any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

     (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Board of Directors, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be so construed or deemed amended without, in the determination of the Board of Directors, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

     (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board of Directors shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     (j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

SECTION 9.  AMENDMENT AND TERMINATION; ADJUSTMENTS.

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

     (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would:

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          (i) violate the rules or regulations of Nasdaq, NMS or any stock exchange that are applicable to the Company; or

          (ii) cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

     (b) Amendments to Awards. The Board of Directors may waive any conditions or rights of the Company under any outstanding Award, prospectively or retroactively. The Board of Directors may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise provided herein or in the Award Agreement.

     (c) Correction of Defects, Omissions and Inconsistencies. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 10.  EFFECTIVE DATE; TERM.

     (a) Effective Date. The Plan shall be effective as of July 10, 1996 (the "Effective Date"); provided, however, that if the Company's shareholders do not approve the Plan at the next meeting of Shareholders, the Plan shall be null and void and all Awards granted prior to the date of such Special Meeting shall be of no force or effect.

     (b) Term. Awards shall be granted under the Plan only during a 10-year period beginning on the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, however, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Board of Directors provided for hereunder, shall extend beyond the termination of the Plan.

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                                    FORM OF

                             MEDI-JECT CORPORATION

                   EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT



     This Employee Incentive Stock Option Agreement (the "Agreement") is made and entered into effective as of _____________, _____, by and between Medi-Ject Corporation, a Minnesota corporation (the "Company"), and _____________________ ("Optionee").

     WHEREAS, the Company has adopted the Medi-Ject Corporation 1996 Stock Option Plan (the "Plan"), which permits the issuance of stock options for the purchase of shares of the Common Stock, $.01 par value, of the Company (the "Common Stock"), and the Company wishes to grant this stock option to Optionee pursuant to the Plan. (Capitalized terms used herein but not otherwise defined herein have the meanings assigned to them in the Plan.)

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the Company and Optionee do hereby agree as follows:


SECTION 1.  GRANT OF OPTION.

     The Company hereby grants Optionee, as of the date of this Agreement, the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of ________ shares of the Common Stock at the price of $_____ per share and subject to all of the terms and conditions of this Agreement and of the Plan. It is understood and agreed that such price is not less than 100% of the Fair Market Value of each such share on the date of this Agreement. The Option is intended to be an Incentive Stock Option governed by the provisions of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

SECTION 2.  DURATION AND EXERCISABILITY.

     (a) The Option may not be exercised by Optionee except as set forth below, and the Option shall in all events terminate ten years from the date hereof. Subject to the other terms and conditions set forth herein, the Option shall vest and may be exercised by Optionee in cumulative installments as follows:

                                         Cumulative percentage
          On or after each of            of shares as to which the
          the following dates            Option is exercisable
          -------------------            -------------------------






     (b) During the lifetime of Optionee, the Option shall be exercisable only by Optionee. The Option shall not be assignable or transferable by Optionee, otherwise than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     (c) Optionee understands that to the extent that the aggregate fair market value (determined as of the date hereof) of the Common Stock with respect to which all Incentive Stock Options (within the meaning of Section 422 of the Code) are exercisable for the first time by Optionee during any calendar year exceeds $100,000, such options shall be treated as options that do not qualify as Incentive Stock Options.


SECTION 3.  EFFECT OF TERMINATION OF EMPLOYMENT.

     (a) In the event that Optionee shall cease to be employed by the Company or its Affiliates for any reason other than Optionee's gross and willful misconduct or Optionee's death or disability, Optionee shall have the right to exercise the Option at any time within three months after such termination of employment to the extent of the full number of shares Optionee was entitled to purchase under the Option on the date of termination, subject to the condition that the Option shall not be exercisable after the expiration of its term.

     (b) In the event that Optionee shall cease to be employed by the Company or its Affiliates by reason of Optionee's gross and willful misconduct during the

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

course of employment (as reasonably determined by the Company), the Option shall terminate as of the date of the misconduct.

     (c) If Optionee shall die while in the employ of the Company or its Affiliates or within three months after termination of employment for any reason other than gross and willful misconduct, or if Optionee shall become disabled within the meaning of Section 22(e)(3) of the Code while in the employ of the Company or its Affiliates and Optionee shall not have fully exercised the Option, the Option may be exercised at any time within twelve months after Optionee's death or disability by the legal representative or, if applicable, guardian of Optionee, or by any person to whom the Option is transferred by will or the applicable laws of descent or distribution, to the extent of the full number of shares Optionee was entitled to purchase under the Option on the date of death (or termination of employment, if earlier) or disability and subject to the condition that the Option shall not be exercisable after the expiration of its term.


SECTION 4.  MANNER OF EXERCISE.

     (a) The Option may only be exercised by Optionee or other proper party by delivery, within the Option period, of written notice to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised. The Company will verify the appropriateness of the election and determine the amounts of compensation and related withholding tax.

     (b) The exercise amount and applicable taxes must be tendered by the Optionee or other proper party prior to the issuance of shares covered by the notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for Common Stock already owned by the Optionee or other proper party having a Fair Market Value as of the date of exercise equal to the full purchase price of the shares as to which the Option is exercised, (ii) by delivering written authorization for the Company to retain from the total number of shares as to which the Option is exercised that number of shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of shares as to which the Option is exercised, (iii) by delivering the Optionee's or other proper party's promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, (iv) by delivery (including by facsimile) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell a sufficient portion of the shares as to which the Option is exercised and deliver the sale proceeds directly to the Company to pay for the exercise price, (v) any combination of the foregoing methods of payment or (vi) such other consideration and method of payment for the issuance of shares as may be permitted under applicable laws. The Optionee's or other proper party's promissory note shall be a full recourse liability of the Optionee or other proper party and may, at the discretion of the Committee, be secured by a pledge of the shares being purchased.

     (c) The exercise of the Option is contingent upon receipt from Optionee (or other proper person exercising the Option) of a representation that, at the time of such exercise, it is Optionee's intention to acquire the shares being purchased for investment and not with a view to the distribution or sale thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"); provided, however, that the receipt of such representation shall not be required upon exercise of the Option in the event that, at the time of such exercise, the shares subject to the Option shall have been properly registered under the Securities Act and all applicable state securities laws. Such representation shall be in writing and in such form as the Company may reasonably request. The certificate representing the shares so issued for investment shall be imprinted with an appropriate legend setting forth all applicable restrictions on the transferability of such shares.


SECTION 5.  MISCELLANEOUS.

     (a) The Option is issued pursuant to the Plan and is subject to all of the terms and conditions thereof. Optionee acknowledges receipt of a copy of the Plan and represents to the Company that he or she is familiar with the provisions thereof.

     (b) Nothing in this Agreement shall confer on Optionee any right to continue in the employ of the Company or any Affiliate of the Company or affect, in any way, the right of the Company or any Affiliate of the Company to terminate Optionee's employment at any time.

     (c) Until Optionee or any other proper party has been issued the shares as to which this Option has been exercised, he or she shall possess no rights as a shareholder with respect to such shares.

     (d) The exercise of all or any part of the Option shall only be effective at such time as the sale of the Common Stock pursuant to such exercise will not violate any federal or state securities laws.

     (e) If there shall be any change in the Common Stock subject to the Option through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made in accordance with the Plan in the number of shares and the price per share of the shares subject to the Option in order to prevent dilution or enlargement of the option rights granted hereunder.

     (f) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement.

     (g) If Optionee shall dispose of any of the shares of Common Stock acquired upon exercise of the Option within two years from the date hereof or within one year after exercise of the Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances, Optionee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares. In order to comply with all applicable federal and state income tax laws and regulations, the Company may take such action as it deems appropriate to ensure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Optionee.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date first set forth above.

                                    Medi-Ject Corporation



                                    By
                                       --------------------------------
                                       Name
                                            ---------------------------
                                       Its
                                           ----------------------------


                                    Optionee


                                    -----------------------------------
                                    Name
                                         ------------------------------